EXHIBIT 10.3

(CO, LA, MT, ND, NM, OK, TX, WY)

SUPPLEMENT AND AMENDMENT TO DEED OF TRUST, MORTGAGE,
LINE OF CREDIT MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT,
FIXTURE FILING AND FINANCING STATEMENT

FROM

ST. MARY LAND & EXPLORATION COMPANY

TO

WACHOVIA BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT,

OR, ALTERNATIVELY, TO

JAY CHERNOSKY, TRUSTEE

FOR THE BENEFIT OF

WACHOVIA BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT

Dated Effective as of April 14, 2009

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS, AMONG OTHER THINGS, (A) GOODS WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE REAL PROPERTY DESCRIBED HEREIN, AND (B) AS-EXTRACTED COLLATERAL RELATED TO THE REAL PROPERTY DESCRIBED HEREIN (INCLUDING, WITHOUT LIMITATION, OIL, GAS, OTHER MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH AND ACCOUNTS ARISING OUT OF THE SALE AT THE WELLHEAD OR MINEHEAD THEREOF).  THIS INSTRUMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE COUNTIES AND/OR PARISHES REFERENCED IN EXHIBIT A-1 HERETO AND SUCH FILING SHALL SERVE, AMONG OTHER PURPOSES, AS A FIXTURE FILING AND AS A FINANCING STATEMENT COVERING AS-EXTRACTED

Houston 3960723

COLLATERAL. THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND/OR IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION 1.1 OF THIS INSTRUMENT.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW AGENT (AS HEREINAFTER DEFINED) OR TRUSTEE (AS HEREINAFTER DEFINED) TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR (AS HEREINAFTER DEFINED) UNDER THIS MORTGAGE.

Note to North Dakota Recording Officer: Attached to counterparts hereto to be filed in the State of North Dakota (as Annex II-A) is an adequate statement of the interest.

EMPLOYER IDENTIFICATION NUMBER OF MORTGAGOR: 41-05 18430

ORGANIZATIONAL IDENTIFICATION NUMBER OF MORTGAGOR: 0044728

WHEN RECORDED OR FILED RETURN TO:

Vinson & Elkins L.L.P.
2500 First City Tower
1001 Fannin Street
Houston, Texas 77002
Attention: Linda Daugherty
Phone Number: (713) 758-4513

Houston 3960723

SUPPLEMENT AND AMENDMENT TO DEED OF TRUST, MORTGAGE,
LINE OF CREDIT MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT,
FIXTURE FILING AND FINANCING STATEMENT

THIS SUPPLEMENT AND AMENDMENT TO DEED OF TRUST, MORTGAGE, LINE OF CREDIT MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this “Supplement”) is entered into as of the effective time and date hereinafter stated on the signature page hereto (the “Effective Date”) by ST. MARY LAND & EXPLORATION COMPANY), a Delaware corporation (Taxpayer I.D. No. 41-0518430) (“Mortgagor”); to WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided in the hereinafter defined Credit Agreement, the “Agent”) for the lenders (collectively, the “Lenders”) now or hereafter party to the Credit Agreement, or, alternatively, to JAY CHERNOSKY, as Trustee with respect to Property located in the State of Texas, whose address for notice is 1001 Fannin Street, Suite 2255, Houston, Texas  77002 (the “Trustee”), for the benefit of the Agent.

RECITALS

A.   Mortgagor, the Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of April 7, 2005, by and among Mortgagor, the Agent, and each of the Lenders (the “Amended and Restated Credit Agreement”).

B.   The indebtedness of the Mortgagor under or in connection with the Amended and Restated Credit Agreement is secured by, among other things, that certain Deed of Trust, Mortgage, Line of Credit Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, from Mortgagor to Trustee for the benefit of the Agent, duly recorded as set forth on Annex I attached hereto and made a part hereof for all purposes (the “Mortgage”).

C.   Mortgagor, the Agent and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of April 10, 2008, by and among Mortgagor, the Agent, and each of the Lenders (the “Existing Credit Agreement”), which amended and restated the Amended and Restated Credit Agreement in its entirety.

D.   Mortgagor, the Agent and the Lenders desire to enter into that certain Third Amended and Restated Credit Agreement dated as of even date herewith to amend and restate the Existing Credit Agreement in its entirety to, among other things, increase the Aggregate Commitment (as defined therein) to $700,000,000 and extend the Maturity Date (as defined therein) to July 31, 2012 (the “Credit Agreement”).

E.   Mortgagor hereby desires to further supplement and amend the Mortgage by adding to the Mortgaged Properties described therein and covered thereby all rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to the properties described on Exhibit A-1 attached hereto and made a part hereof for all purposes.

NOW, THEREFORE, for good and valuable consideration in hand paid by Mortgagor to Agent and in consideration of the debts and trusts hereinafter mentioned, the receipt and

Houston 3960723

sufficiency of all of which is hereby acknowledged, Mortgagor and Agent do hereby agree as follows:

ARTICLE I

Grant and Mortgage

Section 1.1   Mortgagor, for and in consideration of the sum of Ten Dollars ($10.00) to Mortgagor in hand paid, and in order to secure the payment of the secured indebtedness referred to in the Mortgage, as supplemented and amended hereby, and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor described in the Mortgage, as supplemented and amended hereby, does hereby (a) GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN AND SET OVER to Trustee, and grant to Trustee a POWER OF SALE (pursuant to the Mortgage, as supplemented and amended hereby, and applicable law) with respect to, those of the following described properties, rights and interests which are located in (or cover properties located in) the State of Texas or which are located within (or cover properties located in) the offshore area over which the United States of America asserts jurisdiction and to which the laws of any such state are applicable with respect to the Mortgage, as supplemented and amended hereby, and/or the liens or security interests created hereby (the “Additional Deed of Trust Mortgaged Properties”); and (b) MORTGAGE, ASSIGN, WARRANT, PLEDGE AND HYPOTHECATE to Agent, and grant to Agent a POWER OF SALE (pursuant to the Mortgage, as supplemented and amended hereby, and applicable law) with respect to, all of the following described rights, interests and properties which were not granted to Trustee in clause (a) above (including, without limitation, those of the following described properties, rights and interests which are located in (or cover properties located in) the States of Colorado, Louisiana, Montana, New Mexico, North Dakota, Oklahoma or Wyoming or which are located within (or cover properties located within) the offshore area over which the United States of America asserts jurisdiction and to which the laws of any such state are applicable with respect to the Mortgage, as supplemented and amended hereby, and/or the liens or security interests created hereby) (the “Additional Other Mortgaged Properties”):

A.   The oil, gas and/or other mineral properties, mineral servitudes, and/or mineral rights which are described in Exhibit A-1 attached hereto and made a part hereof;

B.   Without limitation of the foregoing, all other right, title and interest of Mortgagor of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in and to (i) the oil, gas and/or mineral leases or other agreements described in Exhibit A-1 hereto, (ii) the lands described or referred to in Exhibit A-1 (or described in any of the instruments described or referred to in Exhibit A-1), without regard to any limitations as to specific lands or depths that may be set forth in Exhibit A-1 hereto or in any of the leases or other agreements described in Exhibit A-1 hereto and (iii) any other lands (including submerged lands) located anywhere in the United States of America or located offshore the United States of America but within the offshore area over which the United States of America or any State thereof asserts jurisdiction;

C.   All of Mortgagor’s interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas and/or mineral unitization, pooling and/or communitization agreements, declarations and/or

Houston 3960723

orders, and in and to the properties, rights and interests covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction), which cover, affect or otherwise relate to the properties, rights and interests described in clause A or B above;

D.   All of Mortgagor’s interest in and rights under (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created operating agreements, equipment leases, production sales contracts, processing agreements, transportation agreements, gas balancing agreements, farmout and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements, and other contracts and/or agreements which cover, affect, or otherwise relate to the properties, rights and interests described in clause A, B or C above or to the operation of such properties, rights and interests or to the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests (including, but not limited to, those contracts listed in Exhibit A-1 hereto), as same may be amended or supplemented from time to time;

E.   All of Mortgagor’s interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all improvements, fixtures, movable or immovable property and other real and/or personal property (including, without limitation, all wells, pumping units, wellhead equipment, tanks, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, buildings, injection facilities, salt water disposal facilities, and power, telephone and telegraph lines), and all easements, servitudes, rights-of-way, surface leases, licenses, permits and other surface rights, which are now or hereafter used, or held for use, in connection with the properties, rights and interests described in clause A, B or C above, or in connection with the operation of such properties, rights and interests, or in connection with the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests; and

F.   All rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties.

TO HAVE AND TO HOLD (a) the Additional Deed of Trust Mortgaged Properties unto the Trustee, and its successors or substitutes in this trust, and to its or their successors and assigns, in trust, however, upon the terms, provisions and conditions set forth in the Mortgage, as amended and supplemented hereby, and (b) the Additional Other Mortgaged Properties unto Agent, and Agent’s successors and assigns, upon the terms, provisions and conditions herein set forth (the Additional Deed of Trust Mortgaged Properties and the Additional Other Mortgaged Properties are herein sometimes collectively called the “Additional Mortgaged Properties”).

Section 1.2   Mortgagor hereby confirms that it has heretofore granted, bargained, sold, conveyed, transferred, assigned, set over, mortgaged, warranted, pledged and hypothecated to the Agent, and granted a security interest to the Agent in, the “Property” (as such term is amended hereby), and Mortgagor hereby further grants, bargains, sells, conveys, transfers, assigns, sets over, mortgages, warrants, pledges and hypothecates to Agent, and grants a security

Houston 3960723

interest to Agent in, the Property, to secure the payment and performance of the “secured indebtedness” (as defined in the Mortgage, as supplemented and amended hereby).

Section 1.3   Mortgagor hereby confirms that it has heretofore absolutely and unconditionally assigned, transferred and set over and does hereby absolutely and unconditionally assign, transfer and set over to Agent, its successors and assigns, all of the “Production” (as defined in the Mortgage, as supplemented and amended hereby) which accrues to Mortgagor’s interest in the “Mortgaged Properties” (as such term is amended hereby), and all “Production Proceeds” (as defined in the Mortgage, as supplemented and amended hereby), together with the immediate and continuing right to collect and receive all such Production Proceeds.

ARTICLE II

Amendments

Section 2.1   Amendment to Section 1.3 (Secured Indebtedness).  Section 1.3 of the Mortgage is hereby amended and restated in its entirety to read as follows:

“Section 1.3  Secured Indebtedness.  This Mortgage is executed and delivered by the Mortgagor to secure and enforce the payment and performance of the following:

(a)           Payment of and performance of any and all indebtedness, obligations and liabilities, whether now in existence or hereafter arising, whether by acceleration or otherwise, including the principal of, interest on (including, without limitation, interest accruing after the maturity of the “Loans” (as defined in the hereinafter defined Credit Agreement) made by each Lender and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Mortgagor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) of the Mortgagor and all other amounts, payments and premiums due under or in connection with that certain Third Amended and Restated Credit Agreement dated as of the Effective Date, by and among Mortgagor, Agent and the Lenders as the same may from time to time be amended or supplemented, the “Credit Agreement”) or any other “Loan Document” (as defined in the Credit Agreement), including, without limitation, the “Notes” (as defined in the Credit Agreement) in the aggregate original principal amount of $678,000,000 with final maturity on or before July 31, 2012, and further including any additional Loans or any increases to the Loans which may be made pursuant to the Credit Agreement; provided, the Lenders have no obligation to make any such additional Loans or increase.

(b)           Payment and performance of any and all indebtedness, obligations and liabilities of any Guarantor (as defined in the Credit Agreement) whether now existing or hereafter arising under or in connection with the “Guaranty Agreement” (as defined in the Credit Agreement).

(c)           Any sums which may be advanced or paid by the Agent or any Lender under the terms hereof or of the Credit Agreement or any Loan Document on account of the failure of the Mortgagor to comply with the covenants of the Mortgagor contained herein or in the Credit Agreement or any other Loan Document; and all other indebtedness of the Mortgagor arising pursuant to the provisions of this Mortgage.

Houston 3960723

(d)           Payment of and performance of any and all present or future obligations of the Mortgagor according to the terms of any present or future interest rate or currency swap, rate cap, rate floor, rate collar, forward rate agreement or other exchange or rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between the Mortgagor and any Lender or any Affiliate (as defined in the Credit Agreement) of such Lender.

(e)           Payment of and performance of any and all present or future obligations of the Mortgagor according to the terms of any present or future swap agreements, cap, floor, collar, forward agreement or other exchange or protection agreements relating to crude oil, natural gas or other hydrocarbons or any option with respect to any such transaction now existing or hereafter entered into between the Mortgagor and any Lender or any Affiliate of such Lender.

(f)           Performance of all “Letter of Credit Agreements” (as defined in the Credit Agreement) executed from time to time by Mortgagor or any Subsidiary of the Mortgagor under or pursuant to the Credit Agreement and all reimbursement obligations for drawn or undrawn portions under any “Letter of Credit” (as defined in the Credit Agreement) now outstanding or hereafter issued under or pursuant to the Credit Agreement.

(g)           All renewals, extensions, amendments, increases and changes of, or substitutions or replacements for, all or any part of the obligations described under paragraphs (a) through (f) in this Section 1.3.”

Section 2.2   Amendment to Section 1.5 (Secured Indebtedness).  Section 1.5 of the Mortgage is hereby amended and restated in its entirety to read as follows:

“Section 1.5 MAXIMUM SECURED AMOUNT.  NOTWITHSTANDING ANY PROVISION HEREOF TO THE CONTRARY, THE OUTSTANDING INDEBTEDNESS SECURED BY PROPERTY LOCAED IN THE STATES OF LOUISIANA, MONATANA OR NEW MEXICO SHALL NOT, AT ANY TIME OR FROM TIME TO TIME, EXCEED AN AGGREGATE MAXIMUM AMOUNT OF $1, 500,000,000.”

Section 2.3   Amendment to Section 2.1.  Section 2.1 of the Mortgage is hereby amended and restated in its entirety to read as follows:

“Section 2.1 Mortgagor represents, warrants, and covenants as follows to the extent that any violation of such representations, warranties or covenants shall not individually or collectively create a Material Adverse Effect regarding the Property:”

Section 2.4   Amendment to Section 2.1(a).  Section 2.1(a) of the Mortgage is hereby amended by deleting “(vi)” in the twelfth line of such Section and replacing it with “(iv)”.

Section 2.5   Amendment to Section 2.1(c).  Section 2.1(c) of the Mortgage is hereby amended and restated in its entirety to read as follows:

“(c) Sale of Production.  No Mortgaged Property is or will become subject to any contractual or other arrangement (i) whereby payment for production is or can be deferred for a

Houston 3960723

substantial period after the month in which such production is delivered (i.e., for wells in pay status, in the case of oil, not in excess of 60 days, and in the case of gas, not in excess of 90 days, and for wells not in pay status, the time period provided by statute) or (ii) whereby payments are made to Mortgagor other than by checks, drafts, wire transfer advises or other similar writings, instruments or communications for the immediate payment of money. Except for production sales contracts, processing agreements or transportation agreements (or other agreements relating to the marketing of Production) listed on Exhibit A (in connection with the Mortgaged Properties to where they relate), and except as otherwise disclosed to the Agent in writing, (i) no Mortgaged Property is or will become subject to any contractual or other arrangement for the sale, processing or transportation of Production (or otherwise related to the marketing of Production) which cannot be cancelled on 120 days’ (or less) notice and (ii) all contractual or other arrangements for the sale, processing or transportation of Production (or otherwise related to the marketing of Production) shall be bona fide transactions, and except for contractual and other arrangements with Four Winds Marketing, LLC, will be with third parties not affiliated with Mortgagor, and shall, with respect to all contracts and other arrangements be at the best price (and on the best terms) then available (such price shall, in the case of Production sales which are subject to price controls, be determined giving consideration to such fact). Mortgagor is presently receiving a price for all production from (or attributable to) each Mortgaged Property covered by a production sales contract listed on Exhibit A as computed in accordance with the terms of such contract, and is not having deliveries of production from such Mortgaged Property curtailed substantially below such property’s delivery capacity. Neither Mortgagor, nor any of its predecessors in title, has received prepayments (including, but not limited to, payments for gas not taken pursuant to “take or pay” or other similar arrangements) for any oil, gas or other hydrocarbons produced or to be produced from the Mortgaged Properties after the date hereof, and Mortgagor hereby covenants not to enter into any such advance or prepayment arrangements whereby it accepts consideration for oil, gas or other hydrocarbons not yet produced. No Mortgaged Property is or will become subject to any “take or pay” or other similar arrangement (i) which can be satisfied in whole or in part by the production or transportation of gas from other properties or (ii) as a result of which production from the Mortgaged Properties may be required to be delivered to one or more third parties without payment (or without full payment) therefor as a result of payments made, or other actions taken, with respect to other properties. To the best of Mortgagor’s knowledge, the gas imbalances set forth in Schedule 7.19 of the Credit Agreement reflects the net gas balancing position of the Mortgaged Properties as of the Effective Date (as such term is defined in the Credit Agreement).  Except as otherwise disclosed to Agent in writing, as of December 31, 2008, there is no Mortgaged Property with respect to which Mortgagor, or its predecessors in title, has, prior to such date, taken more (“overproduced”), or less (“underproduced”), gas from the lands covered thereby (or pooled or unitized therewith) than its ownership interest in such Mortgaged Property would entitle it to take which has resulted, on such date, in Mortgagor being materially overproduced or materially underproduced with respect to the Mortgaged Property. Mortgagor will not after the date hereof become “overproduced” (as above defined) with respect to any well on the Mortgaged Properties (or on any unit in which the Mortgaged Properties participate), in an amount in excess of Mortgagor’s share of gas produced from such well during the preceding four calendar months. No Mortgaged Property is or will become subject to a gas balancing arrangement under which one or more third parties may take a portion of the production attributable to such Mortgaged Property without payment (or without full payment) therefor as a result of production having been taken from, or

Houston 3960723

as a result of other actions or inactions with respect to, other properties. No Mortgaged Property is subject at the present time to any regulatory refund obligation and, to the best of Mortgagor’s knowledge, no facts exist which might cause the same to be imposed.”

Section 2.6   Amendment to Section 2.1(e).  Section 2.1(e) of the Mortgage is hereby amended and restated in its entirety to read as follows:

“Operation of Mortgaged Properties.  The Mortgaged Properties, and with respect to Mortgaged Properties not operated by Mortgagor, to the best of Mortgagor’s knowledge, such non-operated Mortgaged Properties, (and properties unitized therewith) are being (and, to the extent the same could adversely affect the ownership or operation of the Mortgaged Properties after the date hereof, have in the past been), and hereafter will be, maintained, operated and developed in a good and workmanlike manner, in accordance with prudent industry standards and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with all oil, gas and/or other mineral leases and other contracts and agreements forming a part of the Property and in conformity with the Permitted Encumbrances; specifically in this connection, (i) no Mortgaged Property is subject to having allowable production after the date hereof reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the date hereof and (ii) none of the wells located on the Mortgaged Properties (or properties unitized therewith) are or will be deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, and will remain, bottomed under and producing from, with the well bores wholly within, the Mortgaged Properties (or, in the case of wells located on properties unitized therewith, such unitized properties). There are no wells listed on Schedule I hereto (“Schedule I Wells”) being redrilled, deepened, plugged back or reworked, and no other operations are being conducted for which consent is required under the applicable operating agreement (or which are other than normal operation of existing wells on the Mortgaged Properties); except as otherwise disclosed to Agent in writing, there are no proposals in excess of $1,500,000 net to Mortgagor’s interest currently outstanding (whether made by Mortgagor or by any other party) to re-drill, deepen, plug back, or rework Schedule I Wells, or to conduct any other operations under the applicable joint operating agreement, or to abandon any Schedule I Wells (nor are there any such proposals which have been approved either by Mortgagor or any other party, with respect to which the operations covered thereby have not been commenced). Except as otherwise disclosed to Agent in writing, there are no dry holes, or otherwise inactive wells, located on the Mortgaged Properties or on lands pooled or unitized therewith (including, without limitation, any wells which would, if located in Texas, require compliance with Railroad Commission Rule 14(b)(2)) that in the aggregate will cost more than $1,500,000, net to Mortgagor’s interest and net of salvage proceeds, to plug and abandon, except for wells that have been properly plugged and abandoned that have not been taken into account in Mortgagor’s financial statements as furnished to Agent. Mortgagor has, and will have in the future, all governmental licenses and permits necessary or appropriate to own and operate the Property; Mortgagor has not received notice of any violations in respect of any such licenses or permits.”

Section 2.7   Amendment to Section 2.1(k).  Section 2.1(k) is hereby amended by adding the following to the end of the third to last sentence of such Section:

Houston 3960723

“and (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such indemnitee or (y) result from a claim brought by the Mortgagor or any Guarantor against an indemnitee for a material breach in bad faith of such indemnitee's obligations under this Mortgage, any other Loan Document or any agreement or instrument contemplated hereby or thereby, if the Mortgagor or such Guarantor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.”

Section 2.8   Amendment to Section 4.1(Default).  Section 4.1 of the Mortgage is hereby amended and restated in its entirety to read as follows:

“Section 4.1 Default.  The term “default” as used in this Mortgage shall mean the occurrence of any of the following events:

(i)   the occurrence of an “Event of Default” as defined in the Credit Agreement; or

(ii)   the failure of Mortgagor to pay over to Agent any Production Proceeds which are receivable by Agent under this Mortgage but which are paid to Mortgagor rather than Agent (either as provided for in Section 3.2 hereof or otherwise), except Production Proceeds paid over to Mortgagor by Agent under clause THIRD of Section 3.4; or

(iii)   the breach or failure of Mortgagor timely and properly to observe, keep or perform any covenant, agreement, warranty or condition herein required to be observed, kept or performed, if such breach or failure is not remedied within the applicable grace period provided for herein or, if no grace period is provided then within 30 days after the earlier of (i) Mortgagor becoming aware of such breach or failure or (ii) written notice and demand by Agent for the performance of such covenant, agreement, warranty or condition; provided, however, if in the reasonable judgment of the Agent, the Mortgagor is diligently pursuing a cure for any such breach or failure and such a cure is practicable within a reasonable time, Agent may grant additional time beyond said 30 days to remedy such breach or failure; or

(iv)   any representation contained herein (or in any certificate delivered by Mortgagor in connection herewith), or otherwise heretofore or hereafter made by or on behalf of Mortgagor as Mortgagor, shall prove to have been false or misleading in any material respect on the date made (or on the date as of which made) and the result of such misrepresentation shall be material with respect either to the Mortgagor or the interests of the Agent or the Lenders.”

Section 2.9   Amendment to Section 4.2 (Acceleration of Indebtedness).  Section 4.2 of the Mortgage is amended by deleting “subsection (g), (h), (i) or (j) of” from the second line of such Section.

ARTICLE III

Definitions; References

Section 3.1   All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage, as supplemented and amended hereby.

Houston 3960723

Section 3.2   All references in the Mortgage to “this Mortgage” shall mean the Mortgage as supplemented and amended hereby and as the same may from time to time be further amended or supplemented.

Section 3.3   All references in the Mortgage to “Mortgagor” shall mean the Mortgagor as defined in the Preamble hereto.

Section 3.4   All references in the Mortgage to “Credit Agreement” shall mean the Credit Agreement as defined and described in this Supplement as if reference thereto were fully made in the Mortgage at the time the Mortgage was executed and recorded.

Section 3.5   All references in the Mortgage to “Mortgaged Properties” are hereby supplemented and amended to include the Additional Mortgaged Properties as defined and described in this Supplement as if reference thereto were fully made in the Mortgage at the time the Mortgage was executed and recorded.

Section 3.6   All references in the Mortgage to “Property” are hereby supplemented and amended to include the Additional Mortgaged Properties as defined and described in this Supplement as if reference thereto were fully made in the Mortgage at the time the Mortgage was executed and recorded.

Section 3.7   All references in the Mortgage to “Deed of Trust Mortgaged Properties” are hereby supplemented and amended to include the Additional Deed of Trust Mortgaged Properties as defined and described in this Supplement as if reference thereto were fully made in the Mortgage at the time the Mortgage was executed and recorded.

Section 3.8   All references in the Mortgage to “Other Mortgaged Properties” are hereby supplemented and amended to include the Additional Other Mortgaged Properties as defined and described in this Supplement as if reference thereto were fully made in the Mortgage at the time the Mortgage was executed and recorded.

Section 3.9   All references in the Mortgage to “Exhibit A” are hereby amended and supplemented to include the oil, gas and/or other mineral properties, mineral servitudes, and/or mineral rights which are described in Exhibit A-1 attached hereto and made a part hereof as if reference thereto were fully made in the Mortgage at the time the Mortgage was executed.

Section 3.10     All references in the Mortgage to “Schedule I” are hereby amended and supplemented to include the Wells described on Exhibit A-1 attached to this Supplement as if reference thereto were fully made in the Mortgage at the time the Mortgage was executed.

Section 3.11     All references in the Mortgage to “Schedule I Wells” are hereby amended and supplemented to include the Wells described on Exhibit A-1 attached to this Supplement as if reference thereto were fully made in the Mortgage at the time the Mortgage was executed.

Section 3.12     All references in the Mortgage to “Agent” shall mean Wachovia Bank, National Association, as Administrative Agent for the Lenders, together with its successors in such capacity, by operation of law or as otherwise provided in the Credit Agreement.

Houston 3960723

Section 3.13     All references in the Mortgage to “Lenders” shall mean the Lenders now or hereafter party to the Credit Agreement.

Section 3.14     All references in the Mortgage to “secured indebtedness” and “indebtedness secured hereby” shall mean all indebtedness, obligations and liabilities of Mortgagor referred to in Section 2.1 of this Supplement, which amends in its entirety Section 1.3 of the Mortgage, together with any and all renewals, rearrangements, modifications, increases and extensions thereof.

Section 3.15         All references in the Mortgage to “Notes” shall mean the promissory notes issued, executed and delivered by the Mortgagor to the Lenders under the Credit Agreement, together with any and all renewals, rearrangements, modifications, increases and extensions thereof.

Section 3.16         All references in the Mortgage to “Loan Documents” shall mean the Loan Documents (as defined in the Credit Agreement).

ARTICLE IV

Miscellaneous

Section 4.1   The parties hereto hereby acknowledge and agree that except as specifically amended, changed or modified hereby, the Mortgage shall remain in full force and effect in accordance with its terms.  None of the rights, titles and interests existing and to exist under the Mortgage are hereby released, diminished or impaired, and Mortgagor hereby reaffirms all covenants, representations and warranties made in the Mortgage.

Section 4.2   This Supplement may be executed in several counterparts, all of which are identical, except that, (a) to facilitate recordation, certain counterparts hereof may include only that portion of Exhibit A-1 which contains descriptions of the properties located in (or otherwise subject to the recording or filing requirements and/or protections of the recording or filing acts or regulations of) the recording jurisdiction in which the particular counterpart is to be recorded, and other portions of Exhibit A-1 shall be included in such counterparts by reference only and (b) only those counterparts hereof being retained by Agent and Mortgagor or otherwise containing counterpart descriptions of Mortgaged Properties located in (or otherwise subject to the recording or filing requirements and/or protections of the recording or filing acts or regulations of) the States of North Dakota and Oklahoma will have Annex I-A attached thereto, and Annex I-A is included in all other counterparts by reference only.  All of such counterparts together shall constitute one and the same instrument.

[SIGNATURES BEGIN NEXT PAGE]

Houston 3960723

EXECUTED this 14th day of April, 2009, to be effective, however, as of April 14, 2009 (the “Effective Date”).

ST. MARY LAND & EXPLORATION
COMPANY

By:          /s/ MILAM RANDOLPH PHARO
                        Milam Randolph Pharo
Senior Vice President and General Counsel

The address and tax identification number of Mortgagor is:

1776 Lincoln Street, Suite 1100
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 41-05 18430

The  address of Agent is:
1525 W. HT Harris Blvd.,
Charlotte, North Carolina 28262

The addresses of Trustees are:
Jay Chernosky
1001 Fannin Street, Suite 2255
Houston, Texas 77002

Signature Page
to
Supplement and Amendment to Deed of Trust, Mortgage, Line of Credit Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement
Houston 3960723

STATE OF TEXAS                                              §
§
COUNTY OF HARRIS                                        §

BE IT REMEMBERED THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, and being authorized in such county and state to take acknowledgments, hereby certify that, on this 9th day of April, 2009, THERE personally appeared before me: Milam Randolph Pharo, Senior Vice President and General Counsel of St. Mary Land & Exploration Company, a Delaware corporation, known to me to be such officer, such corporation being a party to the foregoing instrument.

COLORADO, LOUISIANA, MONTANA, NORTH DAKOTA, OKLAHOMA, TEXAS and WYOMING
The foregoing instrument was acknowledged before me on this day, by such person, the above designated officer of the corporation specified following such person’s name, on behalf of said corporation.

On this date before me, the undersigned authority, personally came and appeared such person, to me personally known and known by me to be the person whose genuine signature is affixed to the foregoing document as the above designated officer of the corporation specified following such and person’s name, who signed said document before me, and who acknowledged, in my presence, that he signed the above and foregoing document as his own free act and deed on behalf of such corporation by authority of its board of directors and as the free act and deed of such corporation and for the uses and purposes therein set forth and apparent.

This instrument was acknowledged before me on this day, by such person, the above designated officer of the corporation specified following such person’s name, on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Harris County, Texas on the day and year first above written.

                                    /s/ JENNIFER Y. AARON
NOTARY PUBLIC, in and for the State of Texas

                                    Jennifer Y. Aaron
My commission expires:                                                                    (printed name)

05-01-2011

[SEAL]

Acknowledgment Page
to
Supplement and Amendment to Deed of Trust, Mortgage, Line of Credit Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement
Houston 3960723

ANNEX I

Deed of Trust, Mortgage, Line of Credit Mortgage Assignment, Security Agreement, Fixture Filing and Financing Statement dated effective as of April 7, 2005 from St. Mary Land & Exploration Company to Wachovia Bank, National Association, as Administrative Agent.

Jurisdiction	File/Entry No.	Book/Page	Date Filed
Bossier Parish, LA	831932	1472	04-18-05
Caddo Parish, LA	1970675		04-19-05
Desoto Parish, LA	616921	319/1	04-14-05
Morehouse Parish, LA	193172	582/183	04-18-05
Natchitoches Parish, LA	M280911 228839	768/261 590/547	04-15-05
Webster Parish, LA	477794	602/772	04-15-05
Richland County, MT	529711	192/318-371	04-18-05
McKenzie County, ND	356243		04-25-05
Alfalfa County, OK	031160	581/734-782	04-15-05
Beckham County, OK	2005-003117	1843/675-747	04-15-05
Blaine County, OK	1640	913/470-517	04-14-05
Carter County, OK	2005-004091	4285/68-141	04-14-05
Coal County, OK	027249	652/494-558	04-22-05
Ellis County, OK	I-A-009471	706/347-394	04-18-05
Garfield County, OK	4125	1752/927	04-15-05
Grady County, OK	2005-005326	3720/91-141	04-15-05
Grant County, OK	608	562/192	04-14-05
Haskell County, OK	301537	681/101-157	04-14-05
Hughes County, OK		1027/1-49	04-14-05
Latimer County, OK	2005-035223	653/178-228	04-14-05
LeFlore County, OK	3842	1552/446-491	04-14-05
Logan County, OK	3536	1851/45-92	04-14-05
Murray County, OK	2005-001180	767/1-48	04-14-05
Pittsburg County, OK	133088	1372/379-475	04-19-05
Seminole County, OK	2563	2697/200-247	04-14-05

Annex I
Houston 3960723v.1

Jurisdiction	File/Entry No.	Book/Page	Date Filed
Washita County, OK	2005-002861	1009/597-644	04-15-05
Cass County, TX	37589		04-14-05
Gregg County, TX	200507947		04-14-05
Houston County, TX	051641		04-14-05
Marion County, TX	1250	697/334-381	04-14-05
Panola County, TX	100387	1262/467-514	04-14-05
Rusk County, TX	10774	254/432-480	04-14-05
Smith County, TX	2005-R0017684	7765/818-866	04-14-05
Sutton County, TX	051971	337/352-399	04-14-05
Wheeler County, TX	15347	535/583-630	04-19-05
Albany County, WY	2005-2399		04-14-05
Park County, WY	2005-2693		04-18-05

Annex I
Houston 3960723v.1

ANNEX I-A

Annex I-A
Houston 3960723v.1

ANNEX II-A

Annex II-A
Houston 3960723v.1

EXHIBIT A-1

Exhibit A-1
Houston 3960723v.1